December 16, 2021
IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (    WSMGX)

Wilshire Income Opportunities Fund
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

Supplement to each Portfolio’s Summary Prospectus and the Company’s Prospectus,
each dated April 30, 2021

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS OF THE LARGE COMPANY GROWTH PORTFOLIO, THE LARGE COMPANY VALUE PORTFOLIO, THE WILSHIRE INCOME OPPORTUNITIES FUND AND THE SMALL COMPANY GROWTH PORTFOLIO.
Effective December 14, 2021, Loomis, Sayles & Company, L.P. (“Loomis”) no longer serves as a subadviser to the Large Company Growth Portfolio and effective on or about December 17, 2021, Pzena Investment Management, LLC (“Pzena”) no longer serves as a subadviser to the Large Company Value Portfolio. All references to Loomis in the Large Company Growth Portfolio’s Summary Prospectus and the Prospectus are hereby removed. All references to Pzena in the Large Company Value Portfolio’s Summary Prospectus and Prospectus are deleted, references to Pzena with respect to the Wilshire International Equity Fund are retained.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Advisors LLC (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements or amendments to subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On November 3, 2021, the Board approved the following:
(i)a subadvisory agreement between Wilshire and AllianceBernstein, L.P. (“AllianceBernstein”), pursuant to which AllianceBernstein serves as a new subadviser to the Large Company Growth Portfolio, effective December 15, 2021;
(ii)an amendment to the subadvisory agreement between Wilshire and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), pursuant to which Hotchkis & Wiley serves as a new subadviser to the Large Company Value Portfolio, effective December 20, 2021; and
(iii)a subadvisory agreement between Wilshire and Granahan Investment Management, Inc. (“Granahan”), pursuant to which Granahan serves as a new subadviser to the Small Company Growth Portfolio (and together with the Large Company Growth Portfolio and Large Company Value Portfolio, the “Portfolios”), effective December 20, 2021.
The Summary Prospectuses and Prospectuses are supplemented as detailed below.
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The following supplements the information in the Summary Prospectus and Prospectus of the Wilshire Income Opportunities Fund.
The Wilshire Income Opportunities Fund adopted a Custom Blended Index as a secondary benchmark to provide a better comparison for the Wilshire Income Opportunities Fund’s exposures and performance profile. Accordingly, the first paragraph under the heading “Past Performance” of the Summary Prospectus and the Prospectus of the Wilshire Income Opportunities
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Fund is replaced with the following:
The bar chart and the performance table below provide an indication of the risks of investing in the Income Fund by showing the investment performance of the Investment Class Shares during the most recent calendar year and by showing how the Income Fund’s average annual total returns compare to those of a broad measure of market performance, as well as an additional custom blended index that reflects the performance of the market sectors in which the Income Fund invests. The Income Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
Effective January 1, 2022, the Average Annual Total Returns table under the heading “Past Performance” of the Wilshire Income Opportunities Fund’s Summary Prospectus and Prospectus is replaced with the following:
Average Annual Total Returns
(periods ended December 31, 2020)

	1 year		Since Inception (3/30/16)
Investment Class
Return Before Taxes	3.59%		4.58%
Return After Taxes on Distributions	2.09%		3.05%
Return After Taxes on Distributions and Sale of Shares	2.21%	(1)	2.86%
Institutional Class
Return Before Taxes	3.77%		4.77%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses and taxes)	7.58%		4.51%
Custom Blended Index(2) (reflects no deduction for fees, expenses and taxes)	5.18%		7.03%

(1)In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(2)The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The following supplements the information in the Summary Prospectus and Prospectus of the Large Company Growth Portfolio.
The third sentence of the seventh paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Large Company Growth Portfolio is replaced with the following:
Each of AllianceBernstein, L.P. (“AllianceBernstein”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Fred Alger Management, LLC (“Alger Management”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the Portfolio and Wilshire will manage the Swaps Strategy portion of the Portfolio.
The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Large Company Growth Portfolio:
In managing its portion of the Portfolio, AllianceBernstein primarily invests in U.S. large-capitalization equity securities. AllianceBernstein stresses fundamental, bottom-up security analysis in identifying highly profitable businesses with the opportunity to reinvest profitably for long-term, non-cyclical growth that are priced at valuations that do not adequately reflect their long-term growth potential. AllianceBernstein conducts in-depth research to identify companies whose long-term fundamental performance is likely to persist in terms of both magnitude and duration.
The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and the Prospectus of the Large Company Growth Portfolio:
AllianceBernstein
Frank Caruso, CFA, Senior Vice President and Chief Investment Officer of AllianceBernstein and serves Portfolio Manager of the Portfolio. Mr. Caruso has served as Portfolio Manager of the Portfolio since December 2021.
John H. Fogarty, CFA, Senior Vice President of AllianceBernstein and serves Portfolio Manager of the Portfolio. Mr. Fogarty
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has served as Portfolio Manager of the Portfolio since December 2021.
Vinay Thapar, CFA, Senior Vice President of AllianceBernstein and serves Portfolio Manager of the Portfolio. Mr. Thapar has served as Portfolio Manager of the Portfolio since December 2021.

The following supplements the information in the Summary Prospectus and Prospectus of the Large Company Value Portfolio.
The “Fees and Expenses of the Large Company Value Portfolio” section of the Summary Prospectus and the Prospectus is replaced as follows.
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):(1)

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.24%
Total Annual Portfolio Operating Expenses	1.32%	0.99%
Less Fee Waiver(2)	-0.02%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver	1.30%	0.99%
(1)Expenses have been restated to reflect current fees.
(2)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2023 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$132	$414	$720	$1,587
Institutional Class	$101	$315	$547	$1,213
The third sentence of the fifth paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Large Company Value Portfolio is supplemented as follows.
Each of Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the Portfolio and Wilshire manages the Portfolio’s Swaps Strategy.
The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Large Company Value Portfolio:
In managing its portion of the Portfolio, Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis &
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Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 50-80 portfolio securities. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.
The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and Prospectus of the Large Company Value Portfolio.
Hotchkis & Wiley
George Davis, Jr. is Executive Chairman and a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Portfolio. Mr. Davis has been with Hotchkis & Wiley since 1988 and has served as a Portfolio Manager of the Portfolio since December 2021.
Scott McBride, CFA, is Chief Executive Officer and a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Portfolio. Mr. McBride has been with Hotchkis & Wiley since 2001 and has served as a Portfolio Manager of the Portfolio since December 2021.
Judd Peters, CFA, is a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Portfolio. Mr. Peters has been with Hotchkis & Wiley since 2003 and has served as a Portfolio Manager of the Portfolio since December 2021.

The following supplements the information in the Summary Prospectus and Prospectus of the Small Company Growth Portfolio.
The third sentence of the third paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Small Company Growth Portfolio is supplemented as follows.
Each of Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Granahan Investment Management, Inc. (“Granahan”), and Ranger Investment Management, L.P (“Ranger”) manage a portion of the Portfolio.
The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Small Company Growth Portfolio:
In managing its portion of the Portfolio, Granahan uses a disciplined fundamental, bottom-up research approach in order to uncover the best opportunities in the small-capitalization market. Granahan focuses on stocks with market caps of $50 million - $750 million at purchase and maintains exposure to companies across three different stages in their LifeCycles: Special Situations (20-45%) - companies with a prosaic earnings record yet bearing an identifiable catalyst (this category also includes cyclicals); Pioneers (20-40%) - aggressive growth stocks with little to no track record (mostly non-earners) but substantial potential; and Core Growth (20-40%) - companies with proven earnings records that are expected to persist.
The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and the Prospectus of the Small Company Growth Portfolio:
Granahan
Jeff Harrison, is Senior Vice President and Managing Director of Granahan and serves as a Portfolio Manager of the Portfolio. Mr. Harrison has served as Portfolio Manager of the Portfolio since December 2021.
The paragraphs under the sub-heading “Subadviser Investment Strategies” under the heading “More Information About Investments and Risks” in the Prospectus for the Portfolios are supplemented to include the following:
AllianceBernstein
AllianceBernstein serves as a subadviser to a portion of the Large Company Growth Portfolio. In managing its portion of the Portfolio, AllianceBernstein primarily invests in U.S. large-capitalization equity securities. AllianceBernstein stresses fundamental, bottom-up security analysis in identifying highly profitable businesses with the opportunity to reinvest profitably for long-term, non-cyclical growth that are priced at valuations that do not adequately reflect their long-term growth potential. AllianceBernstein conducts in-depth research to identify companies whose long-term fundamental performance is likely to persist in terms of both magnitude and duration.
Hotchkis & Wiley
Hotchkis & Wiley serves as a subadviser to a portion of the Large Company Value Portfolio and Small Company Value
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Portfolio. Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 50-80 portfolio securities in the Large Company Value Portfolio and 300-400 portfolio securities in the Small Company Value Portfolio. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.
Granahan
Granahan serves as a subadviser to a portion of the Small Company Growth Portfolio. In managing its portion of the Portfolio, Granahan use a disciplined fundamental, bottom-up and collaborative approach to research in order to uncover the best opportunities in the small-capitalization market. Granahan focuses on stocks with market caps of $50 million - $750 million at purchase and maintains exposure to companies across three different stages in their LifeCycles: Special Situations (25-50%) - companies with a prosaic earnings record yet bearing an identifiable catalyst (this category also includes cyclicals); Pioneers (20-40%) - aggressive growth stocks with little to no track record (mostly non-earners) but substantial potential; and Core Growth (20-50%) - companies with proven earnings records that are expected to persist.
The first sentence in the second paragraph under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus for each Portfolio is revised as follows:
A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2020, with the exception of the discussion regarding the basis for the Board’s approval of the subadvisory agreement with MFS, which is available in the Company’s semi-annual report to shareholders dated June 30, 2021, each subadvisory agreement with AllianceBernstein and Granahan, and the amendment to the subadvisory agreement with Hotchkis & Wiley, which will be available in the Company’s annual report to shareholders dated December 31, 2021.
The following supplements the information under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus for each Portfolio:
AllianceBernstein
Wilshire has entered into a subadvisory agreement with AllianceBernstein, dated December 1, 2021, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein, an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of October 31, 2021, AllianceBernstein managed approximately $765 billion in assets under management. AllianceBernstein’s investment team consists of Frank Caruso, CFA, John H. Fogarty, CFA, and Vinay Thapar, CFA.
Frank Caruso, CFA, has been employed by AllianceBernstein since 1993. Mr. Caruso is a Senior Vice President and Chief Investment Officer of US Growth Equities, a position he has held since 2012. He holds a Bachelor of Arts degree in Business Economics from the State University of New York, Oneonta, and is a member of the CFA Society New York and the CFA Institute. He is a CFA charterholder.
John H. Fogarty, CFA, has been employed by AllianceBernstein since 2006. Mr. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. Mr. Fogarty holds a Bachelor of Arts degree in History from Columbia University and is a CFA charterholder.
Vinay Thapar, CFA, has been employed by AllianceBernstein since 2011. Mr. Thapar is a Senior Vice President and Portfolio Manager for US Growth Equities and the International Healthcare Portfolio. He is also a Senior Research Analyst, responsible for covering global healthcare. Mr. Thapar holds a Bachelor of Arts degree in Biology from New York University and is a CFA charterholder.
Granahan
Wilshire has entered into a subadvisory agreement with Granahan, dated November 3, 2021, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Granahan is located at 404 Wyman Street, Suite 460, Waltham, Massachusetts 02451. Granahan is an independent, employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. As of October 31, 2021, Granahan managed approximately $5.8 billion in assets under management. Jeffrey Harrison serves as a Portfolio Manager of the Small Company
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Growth Portfolio.
Jeffrey Harrison has been employed by Granahan since 2015. Mr. Harrison is a Senior Vice President and Managing Director of the Granahan. Mr. Harrison is a portfolio manager/analyst for the multi-managed Small Cap and SMID-Cap portfolios. Mr. Harrison came to Granahan in 2015 with 18 years industry experience specializing in small cap equities, with the last 11 years as a portfolio manager. Mr. Harrison has spent much of his career as portfolio manager on a diversified small cap growth equity fund with Wells Capital Management and its predecessor companies in Richmond, VA. Mr. Harrison has extensive fundamental research experience across industries with specific expertise in the healthcare and financial services sectors. Mr. Harrison received his MBA in Finance from the College of William & Mary, and his BA from Hampden-Sydney College in Virginia. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.
The following replaces the information captioned under “Hotchkis & Wiley” under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus for each Portfolio:
Hotchkis & Wiley
Wilshire entered into an amended subadvisory agreement with Hotchkis & Wiley, dated November 3, 2021, to manage a portion of the Large Company Value Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Hotchkis & Wiley is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017. Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of October 31, 2021, Hotchkis & Wiley managed approximately $35.9 billion in regulatory assets under management.
Hotchkis & Wiley’s investment team consists of George Davis, Jr., Scott McBride, CFA, and Judd E. Peters, CFA for the Large Company Value Portfolio.
Hotchkis & Wiley’s investment team consists of Judd E. Peters, CFA, and Ryan Thomes, CFA, for the Small Company Value Portfolio.
George Davis, Executive Chairman and Portfolio Manager, has been with Hotchkis & Wiley since 1988. Mr. Davis had been a Chief Executive Officer of Hotchkis & Wiley since 2001. In October 2021, Mr. Davis transitioned to Executive Chairman. Prior to joining Hotchkis & Wiley, Mr. Davis was an assistant to the senior partner of RCM Capital Management. Mr. Davis received his Bachelor of Arts degree in Economics and History and MBA from Stanford University.
Scott McBride, Chief Executive Officer and Portfolio Manager, has been with Hotchkis & Wiley since 2001. Mr. McBride was named President of Hotchkis & Wiley in January 2016. In October 2021, he became Chief Executive Officer. Prior to joining Hotchkis & Wiley, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a CFA charterholder, received his Bachelor of Arts degree in Economics from Georgetown University and MBA from Columbia University.
Judd Peters is a Portfolio Manager of Hotchkis & Wiley since 2003. He joined Hotchkis & Wiley’s predecessor investment advisory firm in 1999 as an equity analyst and became portfolio manager in 2003. Prior to joining Hotchkis & Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Biochemistry from University of California, San Diego.
Ryan Thomes is a Portfolio Manager of Hotchkis & Wiley since 2018 and served as an analyst of Hotchkis and Wiley from 2008 to 2017. Prior to joining Hotchkis & Wiley, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates, Inc. He began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his Bachelor of Science degree in Entrepreneurial Management and Finance from the University of Minnesota.
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If you have any questions regarding the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Wilshire Income Opportunities Fund or any series of the Company, please call (866) 591-1568.
Investors Should Retain this Supplement for Future Reference.
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December 16, 2021

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (    WSMGX)

Supplement to the Statement of Additional Information (“SAI”), as supplemented, dated April 30, 2021

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SAI OF THE COMPANY.
Effective December 14, 2021, Loomis, Sayles & Company, L.P. (“Loomis”) no longer serves as a subadviser to the Large Company Growth Portfolio and effective on or about December 17, 2021, Pzena Investment Management, LLC (“Pzena”) no longer serves as a subadviser to the Large Company Value Portfolio. All references to Loomis in the Statement of Additional Information are hereby removed. All references to Pzena with respect to the Large Company Value Portfolio are deleted, references to Pzena with respect to the Wilshire International Equity Fund are retained.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Advisors LLC (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements or amendments to subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On November 3, 2021, the Board approved the following:
(i)a subadvisory agreement between Wilshire and AllianceBernstein, L.P. (“AllianceBernstein”), pursuant to which AllianceBernstein serves as a new subadviser to the Large Company Growth Portfolio, effective December 15, 2021;

(ii)an amendment to the subadvisory agreement between Wilshire and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), pursuant to which Hotchkis & Wiley serves as a new subadviser to the Large Company Value Portfolio; effective December 20, 2021;

(iii)a subadvisory agreement between Wilshire and Granahan Investment Management, Inc. (“Granahan”), pursuant to which Granahan serves as a new subadviser to the Small Company Growth Portfolio, effective December 20, 2021.

The SAI is supplemented as detailed below.
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The fourth sentence in the paragraph under the heading “The Portfolios” in the SAI is supplemented to include reference to AllianceBernstein, L.P. (“AllianceBernstein”) and Granahan Investment Management, Inc. (“Granahan”).
The second and third paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:

Pursuant to subadvisory agreements with Wilshire, each dated as indicated below, the following subadvisers each manage a portion of the Portfolio(s) as indicated:

Subadviser	Portfolio(s)
Alger Management*	Large Company Growth Portfolio
AllianceBernstein**	Large Company Growth Portfolio
Diamond Hill*	Small Company Value Portfolio
DoubleLine*	Income Fund
Granahan***	Small Company Growth Portfolio
Hotchkis & Wiley***	Large Company Value Portfolio
Small Company Value Portfolio
Lazard*	International Fund
Los Angeles Capital*	Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Index Fund
International Fund
Manulife*	Income Fund
MFS****	Large Company Value Portfolio
Pzena*	International Fund
Ranger*	Small Company Growth Portfolio
Voya*	Large Company Growth Portfolio
Large Company Value Portfolio
International Fund
Income Fund
WCM*	International Fund

*Subadvisory Agreement dated January 8, 2021.
**Subadvisory Agreement dated December 1, 2021.
***Subadvisory Agreement dated November 3, 2021
**** Subadvisory Agreement dated January 20, 2021.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. Effective January 1, 2022, Wilshire entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
The third paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:
Following an initial two-year period, each Subadvisory Agreement will continue in force from year to year with respect to a Portfolio so long as it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act. The Subadvisory Agreements with each Subadviser, except for MFS, AllianceBernstein, Hotchkis & Wiley (with respect to Large Company Value Portfolio only), and Granahan, were approved for the period ending August 31, 2021. The Subadvisory Agreement with MFS was approved for the period ending August 31, 2022. The Subadvisory Agreements with AllianceBernstein, Hotchkis & Wiley (with respect to Large Company Value Portfolio only), and Granahan were approved for the period ending August 31, 2023.
The following supplements the information under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:

AllianceBernstein
Frank Caruso, CFA, John H. Fogarty, CFA, and Vinay Thapar, CFA, manage AllianceBernstein’s portion of the Large Company Growth Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of October 31, 2021.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Frank Caruso, CFA
Registered Investment Companies	10	$26.5	0	$0
Other Pooled Investment Vehicles	18	$29.9	0	$0
Other Accounts	2,877	$7.6	0	$0
John H. Fogarty, CFA
Registered Investment Companies	10	$26.5	0	$0
Other Pooled Investment Vehicles	19	$32.3	0	$0
Other Accounts	2,879	$7.7	0	$0
Vinay Thapar, CFA
Registered Investment Companies	10	$26.5	0	$0
Other Pooled Investment Vehicles	19	$32.3	0	$0
Other Accounts	2,879	$7.7	0	$0

Conflicts of Interest
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S.
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities
The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Compensation
AllianceBernstein’s compensation program for portfolio managers, analysts and traders is designed attract and retain the highest-caliber employees. We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects the individual’s contributions in achieving client objectives.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component for portfolio managers averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation across all asset classes is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers. The qualitative component for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, being a good corporate citizen, and achievement of personal goals. Personal goals include objectives related to ESG and Diversity and Inclusion. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: Research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.
As of October 31, 2021, Mr. Caruso, Mr. Fogarty, and Mr. Thapar did not own any shares of the Large Company Growth Portfolio.
Granahan
Jeffrey Harrison manage Granahan’s portion of the Small Company Growth Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of October 31, 2021.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Jeffrey Harrison
Registered Investment Companies	5	$1,430.1	0	$0
Other Pooled Investment Vehicles	2	$59.8	0	$0
Other Accounts	24	$589.3	0	$0

Conflicts of Interest
The portfolio management team responsible for managing a portion of the Small Company Growth Portfolio has similar responsibilities to other clients of Granahan. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of Granahan is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.
Compensation
Mr. Harrison is compensated with a base salary plus an annual bonus and profit sharing. Bonuses are based on an objective formula and have the potential to double, or more, a portfolio manager’s salary. The bonus formula accounts for individual contribution, with emphasis on three-year rolling performance against the applicable benchmark(s). Granahan believes that the formula promotes accountability and teamwork and aligns Granahan employees’ interests with those of its clients. Other things that are considered when determining total compensation is a portfolio manager’s overall responsibilities, experience level, and tenure at Granahan. The compensation of Mr. Harrison is not directly based upon the performance of the Small Company Growth Portfolio or other accounts that the portfolio manager manages. Employee shareholders of Granahan are also compensated through their equity in the firm, in the form of dividends.
As of October 31, 2021, Mr. Harrison did not own any shares of the Small Company Growth Portfolio.
The following replaces the information captioned under “Hotchkis & Wiley” under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:
Hotchkis & Wiley
George Davis, Jr., Scott McBride, and Judd Peters manage Hotchkis & Wiley’s portion of the Large Company Value Portfolio. Judd Peters and Ryan Thomes manage Hotchkis & Wiley’s portion of the Small Company Value Portfolio.

The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of October 31, 2021.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
George Davis, Jr.
Registered Investment Companies	22	$21.7	2	$14.0
Other Pooled Investment Vehicles	10	$1.8	1	$32.4
Other Accounts	48	$10.0	4	$1.4
Scott McBride, CFA
Registered Investment Companies	22	$21.7	2	$14.0
Other Pooled Investment Vehicles	10	$1.8	1	$32.4
Other Accounts	48	$10.0	4	$1.4
Judd Peters, CFA
Registered Investment Companies	21	$21.7	2	$14.0
Other Pooled Investment Vehicles	10	$1.8	1	$32.4
Other Accounts	48	$10.0	4	$1.4
Ryan Thomes
Registered Investment Companies	21	$21.7	2	$14.0
Other Pooled Investment Vehicles	10	$1.8	1	$32.4
Other Accounts	48	$10.0	4	$1.4
Conflicts of Interest
Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) The Portfolio is managed by Hotchkis & Wiley’s investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis & Wiley’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis.
Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of Hotchkis & Wiley’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies and may benefit certain client accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, H&W will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings. Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
Compensation
The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
Messrs. Peters, McBride, Davis, and Thomes own equity in Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley’s profits. Investment professionals may also receive contributions under Hotchkis & Wiley’s profit sharing/401(k) plan.
Hotchkis & Wiley maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.
Hotchkis & Wiley believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.
As of October 31, 2021, Mr. Davis, Mr. McBride, and Mr. Peters did not own any shares of the Large Company Value Portfolio.
The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:
AllianceBernstein
Effective August 2021

1. INTRODUCTION
AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.
AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.
To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
2. RESEARCH UNDERPINS DECISION MAKING
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.
We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.
RESEARCH SERVICES
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.
ENGAGEMENT
In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
3. PROXY VOTING GUIDELINES
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long- term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case- by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK
AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:
- Materiality of the mentioned ESG or climate issue for the company’s business
- The company’s current practice, policy and framework
- Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?
- Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?
- How does the proposal add value for the shareholders?
We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective.
3.1 BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight CASE-BY-CASE
AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.
2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) CASE-BY-CASE We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.
3. Changes in Board Structure and Amending the Articles of Incorporation FOR
Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.
We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.
4.Classified Boards AGAINST
A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.
5. Director Liability and Indemnification CASE-BY-CASE
Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued

availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.
6. Disclose CEO Succession Plan (SHP) FOR
Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.
7. Election of Directors FOR
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
In addition:
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.
We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.
We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
a. Controlled Company Exemption CASE-BY-CASE
In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b. Voting for Director Nominees in a Contested Election CASE-BY-CASE Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.
8. Board Capacity
We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more outside public company board seats for non- CEOs, three (3) or more outside public company board seats for the sitting CEO of the company in question and two (2) or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.
9. Board Diversity
Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.
We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:
a. Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.
b. Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.
10. Independent Lead Director (SHP) FOR
We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.
11. Limit Term of Directorship (SHP) CASE-BY-CASE
These proposals seek to limit the term during which a director may serve on a board to a set number of years.
Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.
12. Majority Independent Directors (SHP) FOR
Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.
13. Majority of Independent Directors on Key Committees (SHP) FOR
In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.
14. Majority Votes for Directors (SHP) FOR
We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.
15. Removal of Directors Without Cause (SHP) FOR
Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.
16. Require Independent Board Chairman (SHP) CASE-BY-CASE
We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.
3.2 COMPENSATION PROPOSALS
17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) CASE-BY-CASE
We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.
18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) AGAINST
19. Advisory Vote to Ratify Directors’ Compensation (SHP) FOR Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item
20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP) AGAINST These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.
21. Approve Remuneration for Directors and Auditors CASE-BY-CASE
We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.
22. Approve Retirement Bonuses for Directors (Japan and South Korea) CASE-BY-CASE Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.
23. Approve Special Payments to Continuing Directors and Auditors (Japan) CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.
24. Disclose Executive and Director Pay (SHP) CASE-BY-CASE
The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.
25. Executive and Employee Compensation Plans, Policies and Reports CASE-BY-CASE Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:
Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
Compensation costs should be managed in the same way as any other expense;
Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and; In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.
26. Limit Executive Pay (SHP) CASE-BY-CASE
We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.
27. Mandatory Holding Periods (SHP) AGAINST
We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.
28. Performance-Based Stock Option Plans (SHP) CASE-BY-CASE These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.
29. Prohibit Relocation Benefits to Senior Executives (SHP) AGAINST We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.
30. Recovery of Performance-Based Compensation (SHP) FOR We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.
31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) FOR Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.
32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being
Negotiated by Management (SHP) CASE-BY-CASE
We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.
33. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) FOR Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS
34. Amend Exclusive Forum Bylaw (SHP) AGAINST
We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.
35. Amend Net Operating Loss (“NOL”) Rights Plans FOR NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.
36. Authorize Share Repurchase FOR
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
37. Blank Check Preferred Stock AGAINST
Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.
38. Corporate Restructurings, Merger Proposals and Spin-Offs CASE-BY-CASE Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
39. Elimination of Preemptive Rights CASE-BY-CASE
Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.
40. Expensing Stock Options (SHP) FOR
US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.
41. Fair Price Provisions CASE-BY-CASE
A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two - tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).
42. Increase Authorized Common Stock CASE-BY-CASE In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.
43. Issuance of Equity Without Preemptive Rights FOR
We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).
44. Multi Class Equity Structure AGAINST
The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership
— is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.
For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.
45. Net Long Position Requirement FOR
We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.
46. Reincorporation CASE-BY-CASE
There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.
47. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in
Corporate Governance (SHP) CASE-BY-CASE
If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.
48. Stock Splits FOR
Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.
49. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) FOR Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50. Transferrable Stock Options CASE-BY-CASE
In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
3.4 AUDITOR PROPOSALS
51. Appointment of Auditors FOR
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
52. Approval of Financial Statements FOR
In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.
53. Approval of Internal Statutory Auditors FOR
Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.
54. Limitation of Liability of External Statutory Auditors (Japan) CASE-BY-CASE In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
55. Separating Auditors and Consultants (SHP) CASE-BY-CASE We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.
We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS
56. A Shareholder’s Right to Call Special Meetings (SHP) FOR Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.
57. Adopt Cumulative Voting (SHP) CASE-BY-CASE
Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.
Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.
58. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) FOR In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.
59. Early Disclosure of Voting Results (SHP) AGAINST
These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.
60. Limiting a Shareholder’s Right to Call Special Meetings AGAINST Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.
61. Permit a Shareholder’s Right to Act by Written Consent (SHP) CASE-BY-CASE Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
62. Proxy Access for Annual Meetings (SHP) (Management) FOR These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
63. Reduce Meeting Notification from 21 Days to 14 Days (UK) FOR Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.
64. Shareholder Proponent Engagement Process (SHP) FOR We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.
65. Supermajority Vote Requirements AGAINST
A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.
66. Authorize Virtual-Only Shareholder Meetings CASE-BY-CASE COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things— a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:
- Explanation for eliminating the in-person meeting;
- Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;
- How to submit and ask questions;
- How the company plans to mimic a real-time in-person question and answer session; and

- List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company
3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS
67. Animal Welfare (SHP) CASE-BY-CASE
These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’sincorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
68. Climate Change (SHP) FOR
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.
69. Charitable Contributions (SHP) (Management) CASE-BY-CASE
Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
70. Environmental Proposals (SHP) CASE-BY-CASE
These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
71. Genetically Altered or Engineered Food and Pesticides (SHP) CASE-BY-CASE These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
72. Health Proposals (SHP) CASE-BY-CASE
These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.
73. Human Rights Policies and Reports (SHP) CASE-BY-CASE These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
74. Include Sustainability as a Performance Measure (SHP) CASE-BY-CASE We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.
75. Lobbying and Political Spending (SHP) FOR
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.
These proposals may increase transparency.
76. Other Business AGAINST
In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.
77. Reimbursement of Shareholder Expenses (SHP) AGAINST These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.
78. Sustainability Report (SHP) FOR
We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
79. Workplace: Diversity (SHP) FOR
We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.
80. Workplace: Gender Pay Equity (SHP) FOR
A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups.
Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.
The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports.
Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4. CONFLICTS OF INTEREST
4.1 INTRODUCTION
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship , and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.
4.2 ADHERENCE TO STATED PROXY VOTING POLICIES
Votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.
4.3 DISCLOSURE OF CONFLICTS
When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.
4.4 POTENTIAL CONFLICTS LIST
No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:
•Publicly-traded clients of AB;
•Publicly-traded companies that distribute AB mutual funds;
•Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;
•Publicly-traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;
•Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;
•Publicly-traded affiliated companies;
•Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
•Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and
•Any other company subject to a material conflict of which a Committee member becomes aware.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in

Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.
4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:
- If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.
- If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:
- Recuse or “wall-off” certain personnel from the proxy voting process;
- Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or
- Take other actions as the Conflicts Officer deems appropriate.
4.6 REVIEW OF THIRD PARTY PROXY SERVICE VENDORS
AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.
The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.
4.7 CONFIDENTIAL VOTING
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy.
Routine administrative inquiries from proxy solicitors need not be reported.
4.8 A NOTE REGARDING AB’S STRUCTURE
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
5. VOTING TRANSPARENCY
We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
6. RECORDKEEPING
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.
6.1 PROXY VOTING AND GOVERNANCE POLICY
The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.
6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES
For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS
Records of votes cast by AB are retained electronically by our proxy research service vendor.
6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION
Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.
6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS
The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.
7. PROXY VOTING PROCEDURES
7.1 VOTE ADMINISTRATION
In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team review the ballots via ISS’s web platform, ProxyExchange, and complete the ballots for any proposals where our Policy involves a case-by-case assessment. In addition, all AB’s proxy votes are double-checked by an offshore compliance team to verify that they are being voted in-line with our Policy. Using ProxyExchange, the members of Responsibility team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.
If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.
7.2 SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
7.3 LOANED SECURITIES
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.
If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.
Granahan
Effective as of October 2020
Granahan Investment Management, Inc. (“GIM”) utilizes ISS (the “Provider”) recommendations as an aid in carrying out its proxy voting duties; though GIM retains ultimate authority over the process.
GIM generally votes in unison across all shares managed by GIM, where GIM has voting discretion. If a single account or accounts casts a vote that is different from the other accounts, that reason must be well documented.
While GIM largely votes along with the Provider’s recommendations, there are cases where GIM disagrees and will vote against the recommendation. In these instances, the reason for divergence from the recommendation must be written (e‐mail acceptable) and approved by the CCO or CIO. The CCO and CIO will ensure there is no conflict of interest, personal or corporate, driving the vote against the recommendation.
GIM will evaluate and vote any proxy where the Provider does not give a recommendation or where the recommendation appears to be driven by a conflict of interest at the Provider.
GIM reviews proxy votes on a quarterly basis to confirm all ballot shares are voted, and to confirm that overrides have proper supporting documentation.
Foreign proxy voting can be impacted by operational issues, such as restricted liquidity while shares are being voted. GIM generally refrains from voting where the process itself impacts the marketability of the security.

GIM periodically assesses the Provider’s ability to continue to provide independent analysis, recommendations, and operational support to our proxy voting responsibilities through factors such as historical experience, perceived independence, and reputation.
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Investors Should Retain this Supplement for Future Reference.